UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

Lyell Immunopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40502	83-3006753
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Haskins Way South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 695-0677

(Former Name or Former Address, if Changed Since Last Report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LYEL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 16, 2021, Lyell Immunopharma, Inc. (“Lyell” or the “Company”) entered into a Second Amendment to Collaboration and License Agreement (the “Collaboration Amendment”) with GlaxoSmithKline Intellectual Property (No.5) Limited and Glaxo Group Limited (together “GSK”). The Collaboration Amendment amends the terms of that certain Collaboration and License Agreement by and between the Company and GSK, dated as of May 23, 2019 (as amended, the “GSK Agreement”). Pursuant to the Collaboration Amendment, among other things, Lyell will manufacture the NY-ESO-1 + Epi-R TCR cell therapy product candidate for an initial planned Phase 1 clinical trial (“Epi-R Trial”) at Lyell’s manufacturing facility in Bothell, Washington. GSK will conduct the Epi-R Trial under its First Time in Humans Master Protocol for NY-ESO-1 (“FTIH Protocol”) pursuant to a clinical plan agreed to by Lyell and GSK. Lyell is responsible for submitting the initial new drug application (“IND”) for this product candidate with the U.S. Food and Drug Administration (“FDA”), and GSK is responsible for filing its updated FTIH Protocol and for regulatory interactions with FDA related to that protocol. Each party bears its own costs associated with its responsibilities under the GSK Agreement. The Collaboration Amendment further specifies that Lyell is eligible (i) to receive milestone payments for any use of an Anti-Exhaustion Component in connection with a collaboration target, whether or not there was a specific research program and (ii) for one set of milestone and royalty payments with respect to a collaboration target, even if the approved product uses more than one Anti-Exhaustion Component. The Collaboration Amendment also modifies the scope of license grants in the GSK Agreement to conform to the modified responsibilities under the Collaboration Amendment and specifies that Lyell owns improvements to the Epi-R and Gen-R technologies. Glaxo Group Limited remains a significant stockholder of the Company.

The foregoing description of the Collaboration Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Collaboration Amendment, a redacted copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2021.

Item 8.01	Other Events.

On December 15, 2021, Lyell issued a press release announcing cGMP qualification of its LyFE manufacturing facility located in Bothell, Washington. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On December 16, 2021, Lyell issued a press release announcing clearance by the U.S. Food and Drug Administration of its Investigational New Drug application for LYL797, which is a novel, ROR1-targeted CAR T-cell product that incorporates genetic and epigenetic reprogramming technologies, Gen-R and Epi-R, to potentially overcome barriers of CAR T-cell therapies in solid tumors. The Phase 1 clinical trial is designed to evaluate the safety and anti-tumor activity of LYL797 in patients with ROR1+ triple negative breast cancer or non-small cell lung cancer. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated December 15, 2021

99.2	Press release dated December 16, 2021

104	Cover page interactive data file (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements expressed or implied in this Current Report on Form 8-K include, but are not limited to, statements regarding: anticipated activities by Lyell and GSK under the

Collaboration Amendment; the potential receipt of milestone and royalty payments by the Company under the Collaboration Amendment; the planned submission of an IND to the FDA and other regulatory activity contemplated by the Collaboration Amendment; anticipated manufacturing and clinical trial activity under the Collaboration Amendment, including with respect to the planned Epi-R Trial; and other statements that are not historical fact. These statements are based on Lyell’s current plans, objectives, estimates, expectations and intentions, are not guarantees of future performance and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, but are not limited to, risks and uncertainties related to: the effects of the evolving COVID-19 pandemic; Lyell’s ability to submit planned INDs on the anticipated timing or at all; the initiation of the planned Epi-R Trial and enrollment of patients in that trial; Lyell’s ability to manufacture and supply product candidate for planned Epi-R Trial; the preclinical profiles of Lyell’s product candidates not translating in clinical trials; the potential for results from clinical trials to differ from preclinical, early clinical, preliminary or expected results; significant adverse events, toxicities or other undesirable side effects associated with Lyell’s product candidates; the significant uncertainty associated with Lyell’s product candidates ever receiving any regulatory approvals; Lyell’s ability to maintain the GSK Agreement with GSK, including the risks that GSK may fail to meet its obligations under the GSK Agreement or may fail to apply sufficient efforts at developing and commercializing products under the GSK Agreement; Lyell’s ability to obtain, maintain or protect intellectual property rights related to its product candidates; implementation of Lyell’s strategic plans for its business and product candidates; the sufficiency of Lyell’s capital resources and need for additional capital to achieve its goals; and other risks, including those described under the heading “Risk Factors” in Lyell’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and in Lyell’s future reports to be filed with the SEC. Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and Lyell undertakes no duty to update such information except as required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lyell Immunopharma, Inc.

Date: December 17, 2021	By:	/s/ Heather Turner
Heather Turner Chief General Counsel